UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2009

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14101 Capital Boulevard, Youngsville, North Carolina 27596

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 556-7235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in this report, together with the exhibits attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 12, 2009, Xerium Technologies, Inc. (the “Company”) conducted a conference call regarding its financial results for the quarter ended December 31, 2008. A transcript of the conference call is furnished as Exhibit 99.1 to this Form 8-K. A reconciliation of non-GAAP financial measures discussed on the conference call is included in the Company’s press release, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 11, 2009, and is incorporated herein by reference as Exhibit 99.2. The transcript includes bracketed language to correct inadvertent errors in the information provided on the call.

The transcript of the conference call contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause actual results to differ materially from those indicated. Actual results may differ materially due to a number of factors, including those factors discussed in the attached press release, and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended December 31, 2008, and subsequent filings. Any forward-looking statements included in the transcript are as of March 12, 2009 and the Company does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to March 12, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith.

Exhibit No.	Description
99.1	Transcript of investor conference call regarding the fourth quarter 2008 financial results, held on March 12, 2009.

99.2	Press Release of Xerium Technologies, Inc. dated March 11, 2009 relating to financial results for the year ended December 31, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 11, 2009 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: March 18, 2009	By:	/s/ Michael P. O’Donnell
	Name:	Michael P. O’Donnell
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Transcript of investor conference call regarding the fourth quarter 2008 financial results, held on March 12, 2009.

99.2	Press Release of Xerium Technologies, Inc. dated March 11, 2009 relating to financial results for the year ended December 31, 2008 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on March 11, 2009 and incorporated herein by reference).